Exhibit 99.1
CRITICAL THERAPEUTICS, INC.
60 Westview Street
Lexington, MA 02421
June 23, 2006
Dr. Paul D. Rubin
C/o Critical Therapeutics, Inc.
60 Westview Street
Lexington, MA 02421
Dear Paul:
In connection with the cessation of your employment with Critical Therapeutics, Inc. (the “Company”) on June 23, 2006, you are eligible to receive the severance benefits described in the “Description of Severance Benefits” attached to this letter agreement as Attachment A if you sign and return this letter agreement to Scott B. Townsend, Vice President of Legal Affairs, by July 14, 2006 and it becomes binding. By signing and returning this letter agreement, you will be entering into a binding agreement with the Company and will be agreeing to the terms and conditions set forth in the numbered paragraphs below, including the release of claims set forth in paragraph 4. Therefore, you are advised to consult with an attorney before signing this letter agreement and you may take up to twenty-one (21) days to do so. If you sign this letter agreement, you may change your mind and revoke your agreement during the seven (7) day period after you have signed it. If you do not so revoke, this letter agreement will become a binding agreement between you and the Company upon the expiration of the seven (7) day revocation period.
If you choose not to sign and return this letter agreement by July 14, 2006 or if you revoke your acceptance of this letter agreement during the revocation period, you shall not receive any severance benefits from the Company. You will, however, receive payment on your termination for your final wages and any unused vacation time accrued through the Termination Date (as herein defined). Also, regardless of signing this letter agreement, you may elect to continue receiving group medical insurance pursuant to the federal “COBRA” law, 29 U.S.C. § 1161 et seq. Except as provided on Attachment A, all premium costs for “COBRA” shall be paid by you on a monthly basis for as long as, and to the extent that, you remain eligible for COBRA continuation. You should consult the COBRA materials to be provided by the Company for details regarding these benefits. All other benefits, including life insurance and long term disability, will cease upon your Termination Date.
The following numbered paragraphs set forth the terms and conditions which will apply if you timely sign and return this letter agreement and do not revoke it within the seven (7) day period:
1.	Termination Date — Your effective date of termination from the Company is June 23, 2006 (the “Termination Date”).
2.	Board Service — You agree to resign from the Board of Directors of the Company effective as of the Termination Date.

3.	Description of Severance Benefits — The severance benefits paid to you if you timely sign and return this letter agreement are described in the “Description of Severance Benefits” attached as Attachment A (the “severance benefits”).
4.	Release — In consideration of the payment of the severance benefits, which you acknowledge you would not otherwise be entitled to receive, you hereby fully, forever, irrevocably and unconditionally release, remise and discharge the Company, its officers, directors, stockholders, corporate affiliates, subsidiaries, parent companies, agents and employees (each in their individual and corporate capacities) (hereinafter, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature which you ever had or now have against the Released Parties, including, but not limited to, those claims arising out of your employment with and/or separation from the Company, including, but not limited to, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 et seq., and the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., all as amended; all claims arising out of the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 et seq., the Massachusetts Fair Employment Practices Act., M.G.L. c. 151B, § 1 et seq., the Massachusetts Civil Rights Act, M.G.L. c. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, M.G.L. c. 93, § 102 and M.G.L. c. 214, § 1C, the Massachusetts Labor and Industries Act, M.G.L. c. 149, § 1 et seq., the Massachusetts Privacy Act, M.G.L. c. 214, § 1B, and the Massachusetts Maternity Leave Act, M.G.L. c. 149, § 105(d), all as amended; all common law claims including, but not limited to, actions in tort, defamation and breach of contract; all claims to any non-vested ownership interest in the Company, contractual or otherwise, including but not limited to claims to stock or stock options; and any claim or damage arising out of your employment with or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Agreement prevents you from filing, cooperating with, or participating in any proceeding before the EEOC or a state Fair Employment Practices Agency (except that you acknowledge that you may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).
5.	Non-Disclosure, Non-Competition and Non-Solicitation Obligations — You acknowledge and reaffirm your obligations as are stated more fully in the Employment Agreement dated December 21, 2004 (the “Employment Agreement”), which remains in full force and effect, including your obligation to keep confidential and not to disclose any and all non-public information concerning the Company which you acquired during the course of your employment with the Company, including, but not limited to, any non-public information concerning the Company’s business affairs, business prospects and financial condition.

6.	Return of Company Property — You confirm that you have returned to the Company all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones, pagers, etc.), Company identification, Company vehicles and any other Company-owned property in your possession or control and have left intact all electronic Company documents, including but not limited to those which you developed or helped develop during your employment. You further confirm that you have cancelled all accounts for your benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone and/or pager accounts and computer accounts.
7.	Business Expenses and Compensation — You acknowledge that you have been reimbursed by the Company for all business expenses incurred in conjunction with the performance of your employment and that no other reimbursements are owed to you; provided, however, that you shall have seven (7) days after you sign this letter agreement to submit all requests for reimbursement of business expenses incurred in conjunction with the performance of your employment. You further acknowledge that you have received payment in full for all services rendered in conjunction with your employment by the Company and that no other compensation is owed to you.
8.	Non-Disparagement —You understand and agree that as a condition for payment to you of the consideration herein described, you shall not make any false, disparaging or derogatory statements to any media outlet, industry group, financial institution or current or former employee, consultant, client or customer of the Company regarding the Company or any of its directors, officers, employees, agents or representatives or about the Company’s business affairs and financial condition. Based on your continuing compliance with such agreement, the Company agrees that it shall instruct in writing each director and officer of the Company to not make any false, disparaging or derogatory statements in public or private to any person outside of the Company regarding you or your employment with the Company, except if testifying truthfully under oath pursuant to a lawful court order or subpoena.
9.	Amendment —This letter agreement shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the parties hereto. This letter agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.
10.	Waiver of Rights — No delay or omission by the Company in exercising any right under this letter agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.
11.	Validity —Should any provision of this letter agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this letter agreement.

12.	Confidentiality — To the extent permitted by law, you understand and agree that as a condition for payment to you of the severance benefits herein described, the terms and contents of this letter agreement, and the contents of the negotiations and discussions resulting in this letter agreement, shall be maintained as confidential by you and your agents and representatives and shall not be disclosed to any third party other than your spouse except to the extent required by federal or state law or as otherwise agreed to in writing by the Company.
13.	Nature of Agreement — You understand and agree that this letter agreement is a severance agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.
14.	Acknowledgments — You acknowledge that you have been given at least twenty-one (21) days to consider this letter agreement, including Attachment A, and that the Company advised you to consult with an attorney of your own choosing prior to signing this letter agreement. You understand that you may revoke this letter agreement for a period of seven (7) days after you sign this letter agreement, and the letter agreement shall not be effective or enforceable until the expiration of this seven (7) day revocation period. You understand and agree that by entering into this letter agreement you are waiving any and all rights or claims you might have under The Age Discrimination in Employment Act, as amended by The Older Workers Benefit Protection Act, and that you have received consideration beyond that to which you were previously entitled.
15.	Voluntary Assent — You affirm that no other promises or agreements of any kind have been made to or with you by any person or entity whatsoever to cause you to sign this letter agreement, and that you fully understand the meaning and intent of this letter agreement. You state and represent that you have had an opportunity to fully discuss and review the terms of this letter agreement with an attorney. You further state and represent that you have carefully read this letter agreement, including Attachment A, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof, and sign your name of your own free act.
16.	Applicable Law — This letter agreement shall be interpreted and construed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions. You hereby irrevocably submit to and acknowledge and recognize the jurisdiction of the courts of the Commonwealth of Massachusetts, or if appropriate, a federal court located in Massachusetts (which courts, for purposes of this letter agreement, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this letter agreement or the subject matter hereof.
17.	Entire Agreement — This letter agreement, including Attachment A, contains and constitutes the entire understanding and agreement between the parties hereto with respect to your severance benefits and the settlement of claims against the Company and cancels all previous oral and written negotiations, agreements, commitments and writings in connection therewith. Nothing in this paragraph, however, shall modify, cancel or supersede your obligations set forth in paragraph 5 herein.

If you have any questions about the matters covered in this letter, please call Steve Singer of Wilmer Cutler Pickering Hale and Dorr LLP at (617) 526-6410 or me at (617) 252-4346.
Very truly yours,

CRITICAL THERAPEUTICS, INC.
By:	/s/ Christopher Mirabelli
Christopher Mirabelli
Chairman, Nominating and Corporate Governance Committee

I hereby agree to the terms and conditions set forth above and in the attached Description of Severance Benefits. I have been given at least twenty-one (21) days to consider this letter agreement and I have chosen to execute this on the date below. I intend that this letter agreement become a binding agreement between me and the Company if I do not revoke my acceptance in seven (7) days.

/s/ Paul D. Rubin	Date	July 10, 2006

Employee Name: Paul D. Rubin
To be returned by July 14, 2006.

ATTACHMENT A
DESCRIPTION OF SEVERANCE BENEFITS
1. Severance Payments. The Company will pay to you on December 24, 2006 the following lump sum amounts: (a) pursuant to the Employment Agreement: (i) $458,750 (1.25 x $367,000, your current base salary), (ii) $55,000 (50% of $110,000, your highest bonus payment in 2003, 2004 or 2005), and (iii) $82,575 (50% of the Maximum Cash Bonus for 2006); and (b) an additional $60,000, in each case less lawful deductions.
2. Continuation of Benefits. Effective as of the Termination Date, you shall be considered to have elected to continue receiving group medical insurance pursuant to the federal “COBRA” law, 29 U.S.C. § 1161 et seq. Until the earlier of fifteen (15) months after the Termination Date or the date upon which you are eligible for other employer-sponsored health coverage (the “Continuation Period”), the Company shall provide partial reimbursement directly to you for any premiums that you pay for continuation of your health coverage. Specifically, upon proof of payment of any monthly premiums during this time, the Company will reimburse you for 80% of the cost for such coverage. The Company will also reimburse you at 100% for any premiums that you pay to continue coverage provided by the Company for life and disability insurance. The remaining balance of any premium costs, and all premium costs after the Continuation Period, shall be paid by you on a monthly basis for as long as, and to the extent that, you remain eligible for COBRA continuation. You should consult the COBRA materials to be provided by the Company for details regarding these benefits. All other benefits, including life insurance and long term disability, will cease upon the Termination Date.
3. Stock Options. You will have until December 23, 2006 to exercise any vested stock rights you may have. All unvested stock rights will be cancelled on the Termination Date. On the Termination Date, 50% of all unvested options shall become exercisable. A schedule which lists all of your vested and unvested stock option grants (including the 50% acceleration provided in the forgoing sentence) is attached hereto as Exhibit A.

EXHIBIT A
OPTION SCHEDULE

												Options
												Exercisable
				Options	Exercise	Options	Options	Options	Options	Options	50%	with
Grant #	Grant Date	Plan	Type	Granted	Price	Exercised	Vested	Unvested	Outstanding	Exercisable	Acceleration	Acceleration

63	10/9/2002	2000	ISO	289,493	$0.38	104,528	277,430	12,063	184,965	172,902	6,031	178,933
82	10/9/2002	2000	ISO	72,933	$0.38	72,933	72,933	0	0	0	0	0
90	12/19/2003	2003	ISO	347,994	$1.05	4,137	180,090	167,904	343,857	175,953	83,952	259,905
91	12/19/2003	2003	NQ	8,655	$1.05	0	8,554	101	8,655	8,554	50	8,604
183	9/8/2004	2004	ISO	49,560	$5.99	0	937	48,623	49,560	937	24,311	25,248
184	9/8/2004	2004	NQ	275,440	$5.99	0	93,946	181,494	275,440	93,946	90,747	184,693
526	12/19/2003	2003	NQ	146,193	$1.05	0	125,628	20,565	146,193	125,628	10,282	135,910
536	1/3/2006	2004	NQ	200,000	$7.12	0	0	200,000	200,000	0	100,000	100,000

TOTALS				1,390,268		181,598	759,518	630,750	1,208,670	577,920	315,373	893,293